UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period:  November 30, 2022

Item 1. Reports to Stockholders.

(a)

InfraCap Equity Income Fund ETF

Ticker Symbol:  ICAP

Annual Report
November 30, 2022

INFRACAP EQUITY INCOME FUND ETF

Dear Shareholder:

Infrastructure Capital Advisors, LLC (“InfraCap” or “we”), the investment advisor to the InfraCap Equity Income Fund ETF (“ICAP ETF” or the “Fund”), is a leading provider of investment management solutions that seeks to meet the needs of income-focused investors. The ICAP ETF includes a selection of dividend-paying companies that we believe are well-positioned for market cycles, including allocations to sectors such as: Energy, Consumer Staples, Utilities, Telecommunications, Financials, and select REIT sub-sectors. Based on our research, certain dividend-paying securities in these sectors are likely to exhibit lower correlations to interest rate hikes and are positioned to perform well in 2023, despite the potential for prolonged elevated inflation. In the current market environment, we believe ICAP ETF’s diversified portfolio of assets provides investors a key tool to building a well-constructed income generating portfolio.

ICAP ETF’s investment objective is to maximize income and pursue total return opportunities. We seek to achieve this objective by opportunistically employing various strategies tailored to particular market cycles and environments. ICAP ETF will seek to invest at least 80% of its assets in equity securities of companies that pay dividends during normal market conditions. We will purchase and write put and call options in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio.

We will focus on positioning the ICAP ETF portfolio in sectors and holdings that we believe are suitable for this market environment. We believe we can deploy ICAP ETF’s strategies to maximize income, notwithstanding periods of heightened volatility due to uncertain market conditions. We can also deploy strategic options strategies as well to take advantages of volatility, manage market corrections, and maintain portfolio concentrations.

We continue to believe that our actively managed income focused approach is beneficial for investors and advisers alike. On the following pages, you will find information relevant to your ICAP ETF investment. If you have any questions, I encourage you to contact your financial advisor or InfraCap directly. You can also obtain additional information, including our daily portfolio holdings, on the ICAP ETF website located at: www.icapetf.com.

Thank you for the opportunity to help you meet your income investing needs.

Jay D. Hatfield
Chief Executive Officer and Chief Investment Officer
Infrastructure Capital Advisors, LLC

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited)
November 30, 2022

OVERVIEW

Jay Hatfield, CEO of Infrastructure Capital Advisors, LLC (the “Adviser”) leads the Adviser’s investment management team. The Adviser’s newest product, the InfraCap Equity Income Fund ETF (the “Fund”), seeks to maximize income and pursue total return opportunities. To obtain high yield and total return, the Adviser favors sectors and industries that it views as undervalued on a relative basis. For example, the Adviser may overweight issuers in the real estate sector versus the financial sector when the market has oversold the real estate sector or has overbought the financial sector.

MARKET UPDATE

The Fund’s market return from inception (12/28/2021) to its fiscal year end, November 30, 2022, was -4.08%. The S&P 500 Index had a return of -13.46% during the same period.

The Federal Reserve’s rapid interest rate increases during the Fund’s fiscal year were the dominant factor that drove equity and fixed income market prices. We believe the Fed made policy errors because it relies on lagging indicators such as CPI and the labor market to predict inflation instead of leading indicators such as the money supply and energy/commodity prices. The Fed decreased the money supply by 17% in 2022, which caused the dollar to appreciate, mortgage rates to skyrocket, and oil prices to decline by 40%. We believe inflation has peaked and will likely decline rapidly over the next 12 months. During the first half of 2022, geopolitical pressures (i.e., Ukraine-Russia War, China regulatory crackdown) increased market risk and placed upward pressure on inflation.

Two of the Fund’s strongest contributors during the period were the equity securities of Kraft Heinz (“KHC”) and Chevron Corporation (“CVX”). Kraft Heinz is one of the largest manufacturers of consumer food and beverage products in the world. KHC benefitted from a rotation away from growth and toward defensive names. They were able to sustain elevated price/mix while losing only small amounts of volume, a testament to their inelastic demand. CVX is an American multinational energy corporation; it is headquartered in San Ramon, California, and active in more than 180 countries. CVX has domestic and international exposure to upstream and downstream operations. During the period, KHC and CVX were up 14.42% and 60.20%, respectively.

Two of the Fund’s weaker contributors during the period were equity securities of Ally Financial Inc (“ALLY”) and Kilroy Realty Corporation (“KRC”). ALLY is a bank holding company that focuses on financial services, including mortgage loans, car financing, direct banking, corporate lending, and electronic trading. ALLY is a market leader in automotive financing in the United States. Kilroy Realty Corporation is a real estate investment trust. The company engages in the ownership, acquisition, development, and operation of Class A office properties located in the California and Washington state. During the period, ALLY and KRC were down -41.7% and -32.88%, respectively.

The Fund’s portfolio selection emphasizes issuers that own long-lived assets consistently generating positive cash flows. In addition, the Fund selectively invests in high-yielding preferred stocks from sectors including REITs, Pipelines, and Industrials. We believe our selection of high yielding preferred and equity securities in the portfolio will allow the Fund to perform well over the longer cycle, particularly during this period of rising interest rates (from a historically low-rate environment) and help reduce portfolio volatility.

DIVIDEND PAYMENTS

In the period ending November 30, 2022, the Fund made dividend payments in the amount of $0.175 per share in January through November 2022.

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
November 30, 2022

The Fund’s dividend policy is reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 – 24 months under normal market conditions. The Fund’s targeted dividend is expected to be covered by net investment income (which includes ordinary income and short and long term capital gains, less expenses). For the purpose of calculating income available for distribution, some cash payments from companies in sectors such as REITs, MLPs, or Utilities are treated as Return of Capital for tax or GAAP purposes may be included. Expenses of the Fund include an 80 basis point advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by the Fund varies from period-to-period. Accordingly, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period, and the Fund reserves the flexibility to distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods. The Fund’s 30-day SEC yield was 8.83% as of November 30, 2022.

USE OF LEVERAGE

As described in the Fund’s prospectus, the Fund may use leverage to maximize income and pursue total return opportunities. The leverage ratio is expected to be maintained in a range of 10-35% of the Fund’s total assets over the long term. As of November 30, 2022, The Fund’s leverage ratio was approximately 19.32% of the Fund’s net asset value. The Fund’s use of leverage positively impacted Fund performance during the period. The Fund’s cost of borrowing is competitive, and the Adviser believes that borrowed funds can help generate an attractive positive spread. The Fund currently borrows at a 110-basis point premium to the daily overnight bank borrowing rate, which remained low at 3.82% as of November 30, 2022.

USE OF OPTIONS

As described in the Fund’s prospectus, the Fund may utilize options strategies in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio. The Fund’s primary option activity is covered call writing, which is focused on a number of common stocks held by the Fund.

OUTLOOK

We believe that there continue to be opportunities for active managers to provide alpha for investors, especially during tough market environments. Under the current market environment, there are opportunities across asset sectors and industries, instrument types, and US and Global markets (fundamental analysis). We construct the Fund with these factors in mind and look to harvest gains at appropriate times.

The Infrastructure Capital Real Time CPI turned strongly negative in October 2022, coming in at a negative .35% month over month and negative 4.2% annualized, signaling that inflation has peaked and will likely decline rapidly over the next 6-12 months. Hawkish Fed policy is likely to cause a significant global recession in 2023 but we do not expect a recession in the US in 2023 due to a very resilient housing sector with an ongoing shortage of homes and tailwinds from the enormous 70% energy cost advantage relative to the rest of the world. In addition, housing prices started declining in July 2022, which will eventually be reflected in the lagging BLS CPI index. The CPI shelter estimate has enormous lags due to outdated survey methodology and is currently reflected in CPI at an annual rate of 9.6%. There is a 70% correlation between housing prices and shelter increases 12 months later, so housing prices are a better reflection of inflation than the reported shelter numbers in CPI. Thus, we believe inflation will decline in 2023.

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
November 30, 2022

Further, we remain positive that the US economy will be supported in 2023 by the recovery of international travel as global herd resistance (not immunity) to COVID increases as a result of widespread vaccination and infection (together with pharmaceuticals) helping to minimize the impact of the virus. We are optimistic about the retention of the 21% corporate tax rate vs. the planned increase to 26%, which is still very bullish for GDP as corporate tax rates are 33% negatively correlated with growth globally. Further, rising mortgage rates have already increased from a low of 2.82% to 6.84% at the end of the fiscal period and are expected to moderate the housing bubble created by loose Fed policy.

We continue to focus on diversification and asset allocations to dividend stocks such as utilities, telecom services, pipelines, consumer staples, and preferred stocks with significant dividends. 2023 is likely to continue to be volatile, with Fed tapering reducing liquidity, inflation continuing, and growth slowing so we are focusing on adding large capitalization defensive dividend stocks and preferred stocks that have lower volatility and benefit from inflation.

Covered call writing strategies are likely to outperform during 2023 due to volatility and likely stalled markets during the first half of the year. We are opportunistically favoring high-yielding preferred stocks, large-cap dividend stocks in sectors such as pipelines, REITs, and energy companies.

The preceding information is the opinion of the Adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the Adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

This material must be preceded or accompanied by a prospectus.

A WORD ABOUT RISKS

Investing involves risk, including possible loss of principal. An investment in the Fund may be subject to risks which include, among others, investing in equities securities, dividend paying securities, utilities, small-, mid- and large-capitalization companies, real estate investment trusts, master limited partnerships, foreign investments and emerging, debt securities, depositary receipts, market events, operational, high portfolio turnover, trading issues, active management, fund shares trading, premium/discount risk and liquidity of fund shares, which may make these investments volatile in price. Foreign investments are subject to risks, which include changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, and changes in currency exchange rates which may negatively impact the Fund’s returns. Small and Medium-capitalization companies, foreign investments and high yielding equity and debt securities may be subject to elevated risks. The Fund is a recently organized investment company with no operating history. Please see prospectus for discussion of risks.

Distributor, Quasar Distributors, LLC.

INFRACAP EQUITY INCOME FUND ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of November 30, 2022

Since Inception(1)
InfraCap Equity Income Fund ETF – NAV	-3.84%
InfraCap Equity Income Fund ETF – Market	-4.08%
S&P 500 Index(2)	-13.46%

(1)	Inception date of the Fund was December 28, 2021.
(2)
The S&P 500 Index is widely regarded as the best single gauge of large-cap US equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization

INFRACAP EQUITY INCOME FUND ETF

Expense Example (Unaudited)
November 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(6/1/2022 to
InfraCap Equity Income Fund ETF	(11/30/2022)	(Inception)(1)	(11/30/2022)	(11/30/2022)
Actual(2)(3)	1.90%	$1,000.00	$ 920.20	$9.16
Hypothetical(3)	1.90%	$1,000.00	$1,015.54	$9.60

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 183/365 to reflect the six month period ended November 30, 2022.

(2)	Based on the actual NAV returns for the period ended November 30, 2022 of -7.98%.
(3)	Excluding loan and other broker related interest expenses, your actual cost of investing and your hypothetical cost of investing would have been $3.85 and $4.05, respectively.

INFRACAP EQUITY INCOME FUND ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
November 30, 2022

Allocation of Industry Sectors(2) (% of Investments) (Unaudited)
November 30, 2022

INFRACAP EQUITY INCOME FUND ETF

Top 10 Equity Holdings(3) (% of Investments) (Unaudited)
November 30, 2022

U.S. Bancorp	3.18%
AT&T, Inc.	2.99%
Dow, Inc.	2.96%
Prudential Financial, Inc.	2.63%
Enbridge, Inc.	2.44%
Simon Property Group, Inc.	2.35%
Boston Properties, Inc.	2.21%
Annaly Capital Management, Inc.	2.20%
Trust Financial Corporation	2.18%
Kilroy Realty Corporation	2.15%

(1)
Data expressed as a percentage of investments as of November 30, 2022. Data expressed excludes written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)
Data expressed as a percentage of investments as of November 30, 2022. Data expressed excludes convertible preferred stocks, preferred stocks, short-term investments, such as money market funds, and written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(3)
Data expressed excludes short-term investments, such as money market funds, and written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments
November 30, 2022

	Shares	Value
COMMON STOCKS – 68.38%

Aerospace & Defense – 0.31%
Raytheon Technologies Corp. (a)	928	$91,612

Automobiles – 0.05%
Stellantis NV – ADR (d)	1,000	15,620

Banks – 11.16%
Citigroup, Inc. (a)	4,755	230,189
Citizens Financial Group, Inc. (a)	1,189	50,390
Comerica, Inc. (a)	2,200	157,828
JPMorgan Chase & Co. (a)	3,391	468,568
KeyCorp (a)(b)	20,687	389,122
The PNC Financial Services Group, Inc. (a)	591	99,442
Truist Financial Corp. (a)	16,612	777,608
U.S. Bancorp. (a)(b)	24,953	1,132,617
		3,305,764

Beverages – 1.94%
The Coca-Cola Co. (a)(b)	9,040	575,034

Biotechnology – 0.94%
AbbVie, Inc. (a)(b)	1,681	270,944
Gilead Sciences, Inc. (a)	92	8,080
		279,024

Capital Markets – 3.06%
AllianceBernstein Holding LP (a)	16,623	670,738
Blackstone, Inc. (a)	2,560	234,317
		905,055

Chemicals – 3.57%
Dow, Inc. (a)(b)	20,724	1,056,302

Consumer Finance – 2.45%
Ally Financial, Inc. (a)(b)	10,407	281,093
OneMain Holdings, Inc. (a)	11,320	445,555
		726,648
Diversified Telecommunication Services – 5.45%
AT&T, Inc. (a)(b)	55,180	1,063,870
Verizon Communications, Inc. (a)(b)	14,126	550,632
		1,614,502

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2022

	Shares	Value
Electric Utilities – 3.22%
ALLETE, Inc. (a)(b)	8,025	$531,255
Duke Energy Corp. (a)	2,791	278,905
Edison International (a)	426	28,397
PPL Corporation (a)	165	4,871
The Southern Co. (a)(b)	1,635	110,591
		954,019

Food & Staples Retailing – 0.22%
Walgreens Boots Alliance, Inc. (a)	1,587	65,861

Food Products – 1.38%
The Kraft Heinz Co. (a)	10,416	409,870

Gas Utilities – 0.93%
Northwest Natural Holding Co. (a)	5,500	275,605

Hotels, Restaurants & Leisure – 1.35%
Cracker Barrel Old Country Store, Inc. (a)	728	83,574
Red Rock Resorts, Inc. (a)	6,985	314,744
		398,318

Industrial Conglomerates – 0.21%
3M Co.	487	61,347

Insurance – 3.16%
Prudential Financial, Inc. (a)	8,672	936,836

IT Services – 1.41%
International Business Machines Corp. (a)(b)	2,803	417,367

Multiline Retail – 2.29%
Kohl’s Corp. (a)	21,088	676,503

Multi-Utilities – 0.32%
Algonquin Power & Utilities Corp. – ADR (a)(e)(d)	2,200	16,610
Consolidated Edison, Inc. (a)	319	31,275
Dominion Energy, Inc. (a)	768	46,932
		94,817

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2022

	Shares	Value
Oil, Gas & Consumable Fuels – 18.82%
Chevron Corp. (a)(b)	3,714	$680,814
Devon Energy Corp. (a)(b)	1,394	95,517
Enbridge, Inc. (a)(b)(d)	21,035	868,535
Energy Transfer LP (a)(b)	5,786	72,557
EOG Resources, Inc. (a)(b)	3,004	426,358
Exxon Mobil Corp. (a)	812	90,408
Kinder Morgan, Inc. (a)(b)	39,336	752,104
Magellan Midstream Partners LP (a)	294	15,494
Marathon Petroleum Corp. (a)	1,131	137,767
MPLX LP (a)	11,089	376,915
ONEOK, Inc. (a)	3,171	212,203
Phillips 66 (a)	3,112	337,465
Pioneer Natural Resources Co. (a)	2,270	535,697
Shell plc – ADR (a)(b)(d)	11,293	660,302
TC Energy Corp. – ADR (a)(b)(d)	3,434	152,744
Valero Energy Corp. (a)(b)	1,168	156,068
The Williams Company, Inc. (a)	58	2,013
		5,572,961

Pharmaceuticals – 1.94%
Bristol-Myers Squibb Co. (a)(b)	1,146	92,001
Johnson & Johnson (a)	1,818	323,604
Merck & Company, Inc. (a)	30	3,304
Pfizer, Inc. (a)	3,124	156,606
		575,515

Semiconductors & Semiconductor Equipment – 1.17%
Broadcom, Inc. (a)	628	346,047

Thrifts & Mortgage Finance – 0.69%
New York Community Bancorp, Inc. (a)	13,157	123,018
Provident Financial Services, Inc. (a)	3,660	82,460
		205,478

Tobacco – 0.41%
Altria Group, Inc. (a)	2,246	104,619
Philip Morris International, Inc. (a)	160	15,947
		120,566

Trading Companies & Distributors – 0.29%
Triton International Ltd. – ADR (a)(d)	1,279	86,294

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2022

	Shares	Value
Wireless Telecommunication Services – 1.64%
Vodafone Group plc – ADR (a)(b)(d)	43,255	$485,754
Total Common Stocks
(Cost $20,796,944)		20,252,719

REAL ESTATE INVESTMENT TRUSTS (REITS) – 25.31%

Equity Real Estate Investment Trusts (REITs) – 15.26%
Boston Properties, Inc. (a)(b)	10,938	788,411
Global Net Lease, Inc. (a)	34,763	470,343
Healthcare Realty Trust, Inc. (a)	18,553	380,893
Kilroy Realty Corp. (a)(b)	17,692	764,648
National Retail Properties, Inc. (a)(b)	8,164	378,483
Realty Income Corp. (a)(b)	4,711	297,123
Simon Property Group, Inc. (a)(b)	7,022	838,708
Spirit Realty Capital, Inc. (a)	3,565	147,662
VICI Properties, Inc. (a)	2,427	83,004
Vornado Realty Trust (a)(b)	14,652	370,549
		4,519,824

Mortgage Real Estate Investment Trusts (REITs) – 10.05%
AGNC Investment Corp. (a)(b)	38,926	388,871
Annaly Capital Management, Inc. (a)(b)	36,242	785,364
BrightSpire Capital, Inc. (a)	38,645	275,925
Rithm Capital Corp. (a)	83,299	753,856
Starwood Property Trust, Inc. (a)	14,644	313,528
TPG RE Finance Trust, Inc. (a)	61,732	457,434
		2,974,978
Total Real Estate Investment Trusts (REITs)
(Cost $8,667,346)		7,494,802

CONVERTIBLE PREFERRED STOCKS – 4.27%
Algonquin Power & Utilities Corp., 7.750%, 6/15/2024 (a)(d)	2,460	64,452
EPR Properties, 9.000%, Series E (a)(c)(e)	4,666	129,901
New York Community Capital Trust V, 6.000%, 11/1/2051 (a)(e)	9,286	401,146
NextEra Energy, Inc., 6.930%, 9/1/2025 (a)(e)	5,238	256,243
UGI Corporation, 7.250%, 5/1/2024 (a)(e)	4,665	411,686
Total Convertible Preferred Stocks
(Cost $1,366,356)		1,263,428

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2022

	Shares	Value
PREFERRED STOCKS – 22.12%
AGNC Investment Corp., 7.750%, Series G (a)(e)	11,000	$239,250
Babcock & Wilcox Enterprises, Inc., 7.750%, Series A (a)(c)	26,096	400,313
Chimera Investment Corp., 8.000%, Series B (a)(c)(e)	12,980	278,551
Crestwood Equity Partners LP, 9.250% (a)(c)	68,335	617,748
DCP Midstream LP, 7.950%, Series C (a)(c)(e)	17,535	446,266
DigitalBridge Group, Inc., 7.125%, Series H (a)(c)	19,537	361,434
Energy Transfer LP, 7.625%, Series D (a)(c)(e)	25,963	604,419
FTAI Aviation Ltd., 8.250% (a)(c)(d)(e)	24,993	540,099
Global Net Lease, Inc., 6.875%, Series B (a)(c)	12,411	270,808
Rithm Capital Corp., 6.375%, Series C (a)(e)	14,037	255,333
New York Mortgage Trust, Inc. 8.000%, Series D (a)(c)(e)	25,918	518,360
NuStar Energy LP, 9.000%, Series C (a)(c)(e)	19,628	473,624
RLJ Lodging Trust, 1.950%, Series A (a)(c)	23,410	578,227
RPT Realty, 7.250%, Series D (a)(c)	5,986	306,782
SCE Trust III, 5.750%, Series H (a)(c)(e)	13,113	268,423
Textainer Group Holdings Ltd., 6.250%, Series B (a)(c)(d)	19,143	390,812
Total Preferred Stocks
(Cost $7,312,244)		6,550,449

SHORT-TERM INVESTMENTS – 0.25%
First American Government Obligations Fund, Class X, 3.66% (a)(f)	75,347	$75,347
Total Short-Term Investments
(Cost $75,347)		75,347
Total Investments
(Cost $38,218,237) – 120.33%		35,636,745
Liabilities in Excess of Other Assets – (20.33)%		(6,020,293)
Net Assets – 100.00%		$29,616,452

ETF – Exchange Traded Fund
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)
All or a portion of this security has been committed as collateral for open written option contracts and the Fund’s borrowing. The total value of assets committed as collateral as of November 30, 2022 is $22,190,654.

(b)	Held in connection with a written call options contract. See the Schedule of Written Options for further information.
(c)	Perpetual Maturity.
(d)	Foreign security.
(e)	This security represents a fixed to float/variable rate preferred stock. The coupon rate shown represents the fixed rate as of November 30, 2022.
(f)	The rate quoted is the annualized seven-day effective yield as of November 30, 2022.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Options Written
November 30, 2022

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN
AGNC Investment Corp.
Expiration: December 2022, Exercise Price: $13.00	(120)	$(119,880)	$(180)
Expiration: January 2023, Exercise Price: $13.00	(100)	(99,900)	(300)
Expiration: January 2023, Exercise Price: $14.00	(100)	(99,900)	(150)
Expiration: March 2023, Exercise Price: $13.00	(100)	(99,900)	(650)
ALLETE, Inc.
Expiration: January 2023, Exercise Price: $70.00	(20)	(132,400)	(2,150)
AllianceBernstein Holding LP
Expiration: January 2023, Exercise Price: $50.00	(40)	(161,400)	(100)
Expiration: January 2023, Exercise Price: $55.00	(20)	(80,700)	(200)
Expiration: April 2023, Exercise Price: $50.00	(20)	(80,700)	(500)
Ally Financial, Inc.
Expiration: December 2022, Exercise Price: $44.00	(30)	(81,030)	(150)
Expiration: December 2022, Exercise Price: $49.00	(10)	(27,010)	(150)
Expiration: January 2023, Exercise Price: $40.00	(120)	(324,120)	(1,200)
Expiration: March 2023, Exercise Price: $36.00	(10)	(27,010)	(175)
Annaly Capital Management, Inc.
Expiration: December 2022, Exercise Price: $24.00	(30)	(65,010)	(105)
Expiration: December 2022, Exercise Price: $24.00	(140)	(303,380)	(630)
Expiration: December 2022, Exercise Price: $24.00	(10)	(21,670)	(120)
Expiration: January 2023, Exercise Price: $7.00	(350)	(758,450)	(525)
Expiration: January 2023, Exercise Price: $8.00	(150)	(325,050)	(225)
Expiration: April 2023, Exercise Price: $7.00	(210)	(455,070)	(1,680)
Expiration: April 2023, Exercise Price: $8.00	(10)	(21,670)	(25)
AT&T, Inc.
Expiration: December 2022, Exercise Price: $18.50	(100)	(192,800)	(7,850)
Expiration: December 2022, Exercise Price: $19.50	(110)	(212,080)	(385)
Expiration: December 2022, Exercise Price: $19.50	(100)	(192,800)	(1,100)
Expiration: December 2022, Exercise Price: $20.00	(100)	(192,800)	(750)
Expiration: December 2022, Exercise Price: $20.00	(100)	(192,800)	(1,150)
Expiration: December 2022, Exercise Price: $20.00	(100)	(192,800)	(1,500)
Boston Properties, Inc.
Expiration: January 2023, Exercise Price: $100.00	(10)	(72,080)	(625)
Bristol-Myers Squibb Co.
Expiration: December 2022, Exercise Price: $85.00	(10)	(80,280)	(75)
Chevron Corp.
Expiration: December 2022, Exercise Price: $190.00	(10)	(183,310)	(100)
Expiration: December 2022, Exercise Price: $190.00	(10)	(183,310)	(760)
Expiration: December 2022, Exercise Price: $192.50	(10)	(183,310)	(1,050)
Expiration: December 2022, Exercise Price: $190.00	(10)	(183,310)	(2,315)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Options Written – Continued
November 30, 2022

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
The Coca-Cola Co
Expiration: December 2022, Exercise Price: $63.00	(20)	$(127,220)	$(1,500)
Expiration: December 2022, Exercise Price: $63.00	(30)	(190,830)	(2,880)
Expiration: December 2022, Exercise Price: $64.00	(20)	(127,220)	(1,310)
Expiration: December 2022, Exercise Price: $65.00	(20)	(127,220)	(870)
Devon Energy Corp.
Expiration: December 2022, Exercise Price: $70.00	(10)	(68,520)	(420)
Dow, Inc.
Expiration: December 2022, Exercise Price: $57.50	(100)	(509,700)	(400)
Expiration: December 2022, Exercise Price: $67.50	(20)	(101,940)	(50)
Expiration: January 2023, Exercise Price: $57.50	(30)	(152,910)	(1,050)
Expiration: January 2023, Exercise Price: $60.00	(51)	(259,947)	(841)
Expiration: March 2023, Exercise Price: $60.00	(10)	(50,970)	(595)
Enbridge, Inc.
Expiration: January 2023, Exercise Price: $47.50	(20)	(82,580)	(100)
Expiration: January 2023, Exercise Price: $50.00	(20)	(82,580)	(100)
Expiration: April 2023, Exercise Price: $47.50	(50)	(206,450)	(1,625)
Energy Transfer LP
Expiration: December 2022, Exercise Price: $13.00	(50)	(62,700)	(475)
EOG Resources, Inc.
Expiration: December 2022, Exercise Price: $150.00	(10)	(141,930)	(150)
Expiration: December 2022, Exercise Price: $151.70	(10)	(141,930)	(1,450)
Expiration: December 2022, Exercise Price: $152.50	(10)	(141,930)	(575)
International Business Machines Corp.
Expiration: December 2022, Exercise Price: $150.00	(10)	(148,900)	(1,160)
Expiration: December 2022, Exercise Price: $152.50	(10)	(148,900)	(1,065)
KeyCorp
Expiration: December 2022, Exercise Price: $21.00	(20)	(37,620)	(100)
Kilroy Realty Corp.
Expiration: December 2022, Exercise Price: $50.00	(30)	(129,660)	(300)
Expiration: February 2023, Exercise Price: $50.00	(20)	(86,440)	(4,400)
Kinder Morgan, Inc.
Expiration: December 2022, Exercise Price: $19.00	(110)	(210,320)	(2,145)
Expiration: December 2022, Exercise Price: $20.00	(40)	(76,480)	(280)
Expiration: December 2022, Exercise Price: $20.00	(100)	(191,200)	(1,250)
Expiration: December 2022, Exercise Price: $21.00	(71)	(135,752)	(142)
Expiration: January 2023, Exercise Price: $20.00	(150)	(286,800)	(5,250)
Expiration: January 2023, Exercise Price: $21.00	(20)	(38,240)	(220)
National Retail Properties, Inc.
Expiration: December 2022, Exercise Price: $50.00	(30)	(139,080)	(225)
Expiration: March 2023, Exercise Price: $50.00	(10)	(46,360)	(725)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Options Written – Continued
November 30, 2022

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
Realty Income Corp.
Expiration: December 2022, Exercise Price: $77.50	(10)	$(63,070)	$(25)
Expiration: December 2022, Exercise Price: $80.00	(10)	(63,070)	(75)
Expiration: January 2023, Exercise Price: $70.00	(20)	(126,140)	(250)
Expiration: January 2023, Exercise Price: $75.00	(1)	(6,307)	(8)
Shell Plc
Expiration: December 2022, Exercise Price: $60.00	(30)	(175,410)	(1,950)
Expiration: January 2023, Exercise Price: $60.00	(10)	(58,470)	(1,700)
Expiration: January 2023, Exercise Price: $62.50	(20)	(116,940)	(1,700)
Expiration: January 2023, Exercise Price: $65.00	(10)	(58,470)	(375)
Simon Property Group, Inc.
Expiration: January 2023, Exercise Price: $130.00	(30)	(358,320)	(3,405)
The Southern Co
Expiration: December 2022, Exercise Price: $67.00	(50)	(338,200)	(4,375)
Expiration: December 2022, Exercise Price: $67.00	(30)	(202,920)	(3,675)
TC Energy Corp.
Expiration: December 2022, Exercise Price: $60.00	(20)	(88,960)	(50)
US Bancorp
Expiration: December 2022, Exercise Price: $55.00	(80)	(363,120)	(200)
Valero Energy Corp.
Expiration: December 2022, Exercise Price: $144.00	(10)	(133,620)	(525)
Verizon Communications, Inc.
Expiration: January 2023, Exercise Price: $43.00	(200)	(779,600)	(2,300)
Vodafone Group Plc
Expiration: January 2023, Exercise Price: $17.00	(168)	(188,664)	(252)
Vornado Realty Trust
Expiration: March 2023, Exercise Price: $30.00	(10)	(25,290)	(475)
			(79,868)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Options Written – Continued
November 30, 2022

		Notional
	Contracts (a)	Amount	Value
PUT OPTIONS WRITTEN
AbbVie, Inc.
Expiration: December 2022, Exercise Price: $150.00	(10)	$(161,180)	$(10)
Expiration: December 2022, Exercise Price: $150.00	(10)	(161,180)	(340)
Expiration: December 2022, Exercise Price: $152.50	(20)	(322,360)	(490)
AT&T, Inc.
Expiration: December 2022, Exercise Price: $18.00	(100)	(192,800)	(650)
Expiration: December 2022, Exercise Price: $18.50	(100)	(192,800)	(900)
Chevron Corp.
Expiration: December 2022, Exercise Price: $172.50	(10)	(183,310)	(510)
Expiration: December 2022, Exercise Price: $175.00	(10)	(183,310)	(135)
Expiration: December 2022, Exercise Price: $175.00	(10)	(183,310)	(785)
Duke Energy Corp.
Expiration: December 2022, Exercise Price: $97.50	(20)	(199,860)	(1,650)
EOG Resources, Inc.
Expiration: December 2022, Exercise Price: $134.00	(10)	(141,930)	(150)
Morgan Stanley
Expiration: December 2022, Exercise Price: $88.00	(10)	(93,070)	(20)
Shell Plc
Expiration: December 2022, Exercise Price: $52.50	(30)	(175,410)	(300)
Expiration: December 2022, Exercise Price: $55.00	(30)	(175,410)	(900)
Expiration: January 2023, Exercise Price: $55.00	(10)	(58,470)	(1,000)
The Southern Co.
Expiration: December 2022, Exercise Price: $64.00	(30)	(202,920)	(1,200)
Expiration: December 2022, Exercise Price: $64.00	(50)	(338,200)	(250)
Expiration: December 2022, Exercise Price: $64.00	(50)	(338,200)	(1,250)
Expiration: December 2022, Exercise Price: $65.00	(30)	(202,920)	(525)
			(11,065)
TOTAL OPTIONS WRITTEN
(Premiums received $125,397)			$(90,933)

(a)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Assets and Liabilities
November 30, 2022

ASSETS:
Investments, at value (Cost $38,218,237)	$35,636,745
Cash	23,978
Receivable for capital shares sold	1,327,270
Dividend and interest receiveable	158,761
Deposits at brokers for written option contracts	29,373
Receivable for investments sold	2,838
Other receivables	58
Total assets	37,179,023

LIABILITIES:
Written option contracts, at value (Premiums received $125,397)	90,933
Loan payable	5,819,018
Payable for investments purchased	1,608,107
Payable to Adviser	13,981
Accrued loan interest expense	30,532
Total liabilities	7,562,571

NET ASSETS	$29,616,452

NET ASSETS CONSIST OF:
Paid-in capital	$32,148,826
Total distributable earnings	(2,532,374)
Total net assets	$29,616,452

Net assets	$29,616,452
Shares issued and outstanding(1)	1,100,000
Net asset value and offering price per share	$26.92

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Operations
For the Period Ended November 30, 2022(1)

INVESTMENT INCOME:
Dividend income (net of withholding taxes of $7,179)	$1,163,008
Interest income	1,423
Total investment income	1,164,431

EXPENSES:
Investment advisory fees (See Note 3)	141,276
Loan interest expense (See Note 8)	139,868
Broker interest expense	20,211
Other expenses	408
Total expenses	301,763
NET INVESTMENT INCOME	862,668

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	97,509
Written option contracts expired or closed	476,566
Foreign currency transaction	(279)
Net realized gain	573,796
Net change in unrealized appreciation (depreciation) on:
Investments	(2,581,492)
Written option contracts	34,464
Foreign currency translation	(244)
Net change in unrealized depreciation	(2,547,272)
Net realized and change in unrealized loss on investments	(1,973,476)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,110,808)

(1)	Inception date of the Fund was December 28, 2021.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Changes in Net Assets

For the Period
Inception through
November 30, 2022(1)
OPERATIONS:
Net investment income	$862,668
Net realized gain on investments and written option contracts expired or closed	573,796
Net change in unrealized depreciation on investments and written option contracts	(2,547,272)
Net decrease in net assets resulting from operations	(1,110,808)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	(1,421,875)
Total distributions to shareholders	(1,421,875)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	32,149,135

NET INCREASE IN NET ASSETS	29,616,452

NET ASSETS:
Beginning of period	—
End of period	$29,616,452

(1)	Inception date of the Fund was December 28, 2021.
(2)	A summary of capital share transactions is as follows:

	For the Period
	Inception through November 30, 2022(1)
SHARE TRANSACTIONS:	Shares	Dollar Amount
Issued	1,100,000	$32,149,135
Redeemed	—	—
Net increase in shares outstanding	1,100,000	$32,149,135

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Cash Flows
For the Period Ended November 30, 2022(1)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$(1,110,808)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(59,392,820)
Sales of short-term investments, net	(75,347)
Proceeds from sales of investments	21,254,869
Increase in receivable for investments sold	(2,838)
Increase in payable to Adviser	13,981
Increase in dividends and interest receivable	(158,761)
Increase in other receivables	(58)
Premiums received on written option contracts	795,636
Written option contracts expired or closed	(101,382)
Increase in payable for investments purchased	1,608,107
Increase in accrued expenses and other liabilities	30,532
Net realized gain on investments	(97,230)
Net realized gain on written option contracts expired or closed	(476,566)
Change in unrealized appreciation/depreciation on investments	2,581,492
Change in unrealized appreciation/depreciation on written option contracts	(34,464)
Net cash from operating activities	(35,165,657)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold, net of receivables	30,821,865
Cash distributions paid to shareholders	(1,421,875)
Proceeds from credit facility	5,819,018
Net cash provided by financing activities	35,219,008
Net change in cash	$53,351

CASH, FOREIGN CURRENCY AND RESTRICTED CASH:
Beginning Balance	$—
Ending Balance	$53,351

SUPPLEMENTAL DISCLOSURES:
Broker Interest expense on written option contracts	$20,211
Borrowing expense on loan	$139,868
Increase in receivable for fund share sold	$1,327,270

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH
AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$23,978
Deposits at broker for written options contracts	$29,373

(1)	Inception date of the Fund was December 28, 2021.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Financial Highlights

	For the Period
	Inception through
	November 30, 2022(1)
PER SHARE DATA:
Net asset value, beginning of period	$30.00

INVESTMENT OPERATIONS:
Net investment income(2)	1.25
Net realized and unrealized loss on investments	(2.41)
Total from investment operations	(1.16)

LESS DISTRIBUTIONS:
From net investment income	(1.92)
Total distributions	(1.92)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	—
Total transaction fees	—
Net asset value, end of period	$26.92

TOTAL RETURN, AT NAV	-3.84	%(3)
TOTAL RETURN, AT MARKET	-4.08	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$29,616

Ratio of gross expenses to average net assets	1.71	%(4)
Ratio of loan and broker interest expense to average net assets	0.91	%(4)
Ratio of operating expenses to average net assets excluding loan and broker interest expense	0.80	%(4)
Ratio of net investment income (loss) to average net assets	4.89	%(4)
Portfolio turnover rate(5)(6)	87	%(3)

(1)	Inception date of the Fund was December 28, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes in-kind transactions associated with creations of the Fund.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, written option contracts and in-kind transactions associated with the creation units and redemptions). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements
November 30, 2022

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The InfraCap Equity Income Fund ETF (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment objective is to maximize income and pursue total return opportunities. The Fund, under normal conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that pay dividends during normal market conditions. The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities. The Fund may invest in the equity securities of companies of any market capitalization. To assist the Adviser’s portfolio management process, the Adviser may purchase and write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio.

The Fund commenced operations on December 28, 2021. The Fund’s investment adviser, Infrastructure Capital Advisors LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, convertible preferred stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price maybe be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Infrastructure Capital Advisors, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$20,252,719	$—	$—	$20,252,719
Real Estate Investment Trusts (REITs)	7,494,802	—	—	7,494,802
Preferred Stocks	6,550,449	—	—	6,550,449
Convertible Preferred Stocks	1,263,428	—	—	1,263,428
Short-Term Investments	75,347	—	—	75,347
Total	$35,636,745	$—	$—	$35,636,745
Liabilities
Written Options	$—	$(90,933)	$—	$(90,933)
Total	$—	$(90,933)	$—	$(90,933)

As of the period ended November 30, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker for written option contracts on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

D.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year- end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

E.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Adviser may write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures and Note 2 I. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

H. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written options contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 9 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended November 30, 2022, the Fund’s average derivative volume is described below:

	Average Quantity	Average Notional Amount
Written Option Contracts	2,765	$9,262,136

Statement of Assets and Liabilities

Fair values of derivative instruments as of November 30, 2022:

	Statement of Assets and
	Liabilities Location	Fair Value
		Assets	Liabilities
Written Option Contracts:
Equity	Written option contracts, at value	$—	$90,933
Total fair values of derivative instruments		$—	$90,933

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2022:

	Net Realized Gain on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$476,566	$476,566
Total	$476,566	$476,566

	Net Change in Unrealized
	Appreciation on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$34,464	$34,464
Total	$34,464	$34,464

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 0.80%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended November 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At November 30, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of Investments*	$38,247,464
Unrealized Appreciation	$1,378,929
Unrealized Depreciation	(4,080,825)
Net unrealized depreciation	(2,701,896)
Undistributed ordinary income	145,733
Undistributed long-term capital gains	23,816
Distributable earnings	169,549
Other accumulated loss	(27)
Total distributable earnings	$(2,532,374)

*  Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the tax year ending November 30, 2022, the Fund did not defer any late year losses.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

Distributions to Shareholders – The Fund intends to distribute all net investment income and net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended November 30, 2022 the following table shows the reclassifications made:

Total Distributable Earnings	Paid-in Capital
$309	$(309)

The tax character of distributions paid for the period ended November 30, 2022 were as follows:

	Ordinary Income	Total Distributions Paid
11/30/2022	$1,421,875	$1,421,875

The Fund commenced operations on December 28, 2021.

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“the Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments), creations in-kind and redemptions in-kind, by the Fund for the period ended November 30, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$20,900,639	$20,884,347	$38,492,181	$—

8.  BORROWING FACILITY

The Fund entered into a Tri-Party Lending Arrangement (the “Arrangement”) with Wells Fargo Securities, LLC (the “Broker”) that allows the Fund to borrow cash from the Broker. Borrowings under the Arrangement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Arrangement, the Broker may foreclose on pledged assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Arrangement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. The Arrangement has an on-demand commitment term. For the period ended November 30, 2022 the interest rate was 4.88%.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s borrowing facilities for the period ended November 30, 2022 were as follows:

Maximum Borrowing*	$7,584,298

Total interest expense	$139,868

Weighted average interest rate	3.06%

Average borrowings	$4,875,398

* Date of the maximum borrowing August 5, 2022.

9.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2022

a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers LLC is the prime broker for the Fund’s exchange traded derivatives. Refer to Note 2 K. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option Contracts**	$90,933	$—	$90,933	$61,560	$29,373	$—
	$90,933	$—	$90,933	$61,560	$29,373	$—

*	In some instances, the actual collateral pledged/received may be more than the amount shown as it includes securities pledged.
**	Interactive Brokers LLC is the prime broker for all written option contracts held by the Fund as of November 30, 2022.

10.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2022, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

11.  RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

12.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 27, 2022, the Fund declared an ordinary income, short-term capital gains, and long-term capital gains dividend of $0.16863, 0.13524, and 0.02166 per share respectively, payable on December 30, 2022 to shareholders of record on December 29, 2022.

On January 26, 2023, the Fund declared an ordinary income dividend of $0.1800 per share, payable on January 31, 2023 to shareholders of record on January 30, 2023.

INFRACAP EQUITY INCOME FUND ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of InfraCap Equity Income Fund ETF and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of InfraCap Equity Income Fund ETF (the “Fund”), a series of Series Portfolios Trust, as of November 30, 2022, and the related statements of operations, cash flows, and changes in net assets, the related notes, and the financial highlights for the period December 28, 2021 (commencement of operations) through November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 27, 2023

INFRACAP EQUITY INCOME FUND ETF

Statement Regarding the Fund’s Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Infrastructure Capital Advisors, LLC (the “Adviser”), the investment adviser to the InfraCap Equity Income Fund ETF (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to Samuel Caffrey-Agoglia, General Counsel, Director of the Adviser. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On July 28, 2022, the Board reviewed the Program Administrator’s written annual report for the period December 28, 2021, through May 31, 2022 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited)
November 30, 2022

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Retired	1	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(52 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee, F/m
		September			Funds Trust
		2015.			(3 portfolios)
(Since May
2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension
		2015.	Fund (2009 – 2017).

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2007).
2021.

Officers of the Trust

Ryan L. Roell	President and	Indefinite Term;	Vice President,	Not	Not
(born 1973)	Principal	Since	U.S. Bank Global Fund	Applicable	Applicable
	Executive	July	Services (since 2005).
	Officer	2019.

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global	Applicable	Applicable
	Treasurer and	January	Fund Services
	Principal	2019.	(since 2010).
Financial
Officer

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited) – Continued
November 30, 2022

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Fund Services
		2019.	(since 2012).

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1982)	Treasurer	Since	Global Fund	Applicable	Applicable
		October	Services (since 2015).
2022.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of the date of October 31, 2022, the Trust was comprised of 12 portfolios (including the Fund) managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited) – Continued
November 30, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended February 28, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at www.Infracapequityincomefundetf.com.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended November 30, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (“QDI”) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 51.41%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2021 was 45.39%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871 (k)(2)(c) was 39.31%.

INFRACAP EQUITY INCOME FUND ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Infrastructure Capital Advisors, LLC
1325 Avenue of the Americas, 28th Floor
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File: A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended November 30, 2022, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2022
Audit Fees	$17,500
Audit-Related Fees	$0
Tax Fees	$4,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2022
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser). The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2022
Registrant	$0
Registrant’s Investment Adviser	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    2/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    2/6/2023

By (Signature and Title)      /s/Cullen Small
Cullen Small, Principal Financial Officer

Date    2/6/2023